Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

On January 10, 2024, the Company paid a regular quarterly cash dividend of $0.025 per share for the third quarter of 2023 to all shareholders of record as of December 22, 2023 (Note 12).

On February 5, 2024, the Company agreed to acquire the 181,392 dwt Capesize bulk carrier, built in 2013 in Japan, which will be renamed Iconship. The purchase price of $33,660 is expected to be funded through a combination of cash on hand and debt financing. The Iconship is expected to be delivered to the Company between April to June 2024.

On March 5, 2024, the Company declared a regular quarterly cash dividend of $0.025 per share for the fourth quarter of 2023 payable on or about April 10, 2024 to all shareholders of record as of March 22, 2024. In addition, the Company declared a special dividend of $0.075 per share payable on or about April 10, 2024 to all shareholders of record as of March 22, 2024.

On March 18, 2024, the Company entered into an agreement with an unaffiliated third party for the purchase of a secondhand Capesize vessel built in 2012 at a Japanese shipyard, at a gross purchase price of $35,600. The vessel is expected to be delivered between July and October 2024. The amount of $4,450 has been paid as advance payment.

During 2024 and as of the date of the issuance of these consolidated financial statements, 1,800,000 of the Class E warrants (Note 12) have been exercised for gross proceeds of $885. 2,694,599 Class E warrants remain outstanding.

During 2024 and as of the date of the issuance of these consolidated financial statements, 308,535 shares have been sold from the Company for gross proceeds of $2,503, under the “at-the-market” offering program.

During 2024 and as of the date of the issuance of these consolidated financial statements, 115,312 shares have been repurchased from the Company for gross amount of $843, under the December 2023 Repurchase Plan. All these shares are cancelled and removed from the Company’s share capital as of the date of issuance of these consolidated financial statements.

On March 27, 2024, the Company’s Equity Incentive Plan was amended and restated to increase the aggregate number of shares of the common stock reserved for issuance under the Plan to 550,000 shares. The same date, the Compensation Committee granted an aggregate of 502,500 restricted shares of common stock pursuant to the Plan. Of the total 502,500 shares issued on March 27, 2024, 285,000 shares were granted to the non-executive members of the board of directors and to the executive officers and 217,500 shares were granted to certain of the Company’s non-executive employees and to the sole director of the Company’s commercial manager, a non-employee. The fair value of each share on the grant date was $8.42. 107,250 shares vested on the date of the issuance, March 27, 2024, 143,250 shares will vest on September 27, 2024, 108,000 shares will vest on March 27, 2025 and 144,000 shares will vest on September 26, 2025.